                                                               EXECUTION VERSION

                                    SCHEDULE

                                     TO THE

                                      2002

                                MASTER AGREEMENT

                          DATED AS OF NOVEMBER 20, 2007

           BETWEEN GENERAL ELECTRIC CAPITAL SERVICES, INC. ("PARTY A")

                                       AND

                    CEF EQUIPMENT HOLDING, L.L.C. ("PARTY B")

                                     PART 1

                             TERMINATION PROVISIONS

In this Agreement --

(a)  "SPECIFIED ENTITY" means in relation to Party A and Party B for the purpose of Sections 5(a)(v), (vi), (vii) and Section 5(b)(v): Not applicable.

(b)  "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c)  The "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to
     Party B.

(d)  The "MISREPRESENTATION" provision of Section 5(a)(iv) will not apply to
     Party B.

(e)  The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party
     A and will not apply to Party B.

(f)  The "DEFAULT UNDER SPECIFIED TRANSACTIONS" provision of Section 5(a)(v)
     will not apply to Party A and will not apply to Party B.

(g)  The "BANKRUPTCY" provision of Section 5(a)(vii) is hereby amended by replacing "15" with "30" in the 16th and 23rd lines thereof; provided that with respect to Party B the provisions of Section 5(a)(vii) clauses (2),
     (7) and (9) will not be applicable as an Event of Default to the extent such event relates to nonpayment of indebtedness other than that of the related class of Notes; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party
     A or any of its Affiliates; clause(6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Transaction Documents or (ii) any appointment that Party B has not become subject to); clause (8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(4),(6), and (7) (except to the extent that such provisions are not disapplied with respect to Party B.

(h)  The "FORCE MAJEURE EVENT" provision of Section 5(b)(ii) will not apply to
     Party A and will not apply to Party B.

(i)  The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(v) will not apply to Party A and will not apply to Party B.

(j)  "TAX EVENT UPON MERGER" does not apply to Party A but does apply to Party B as Burdened Party. Section 6(b)(ii) will apply, provided that the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected
     Party" shall be deleted.

(k)  The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(l)  "TERMINATION CURRENCY" means United States Dollars.

(m)  ADDITIONAL TERMINATION EVENT will apply. The following shall constitute an
     Additional Termination Event:

     Credit Downgrade - Party A. If at any time (i) the unsecured debt rating or shelf rating of Party A, or its Credit Support Provider, is withdrawn by or reduced below "A" (long term) or "F1" (short term) if Party A is rated by
     Fitch Ratings ("Fitch"); or (ii) the unsecured debt ratings or shelf rating of Party A, or its Credit Support Provider, are withdrawn or reduced below
     "A+" (long term) or, if a short term rating or shelf rating is in effect for Party A, or its Credit Support Provider, below "A-1" (short term) by
     Standard & Poor's Rating Services ("S&P"); or (iii) (a) Party A, or its
     Credit Support Provider, has both long and short term unsecured debt ratings or shelf rating from Moody's Investors Service, Inc. ("Moody's"), and any such rating is withdrawn or reduced below "P-1" (short term) or reduced below "A2" (long term) or (b) Party A, or its Credit Support
     Provider, has only a long-term unsecured debt rating or shelf rating from
     Moody's and such rating is withdrawn or reduced below "A1" (any of the above referenced withdrawals or reductions in credit status from the rating agencies being herein referred to as a "Downgrade"); then Party A shall promptly notify Party B by telephone (promptly confirmed in writing), and
     Party B then shall notify the Rating Agencies. Party A shall then, at its own expense, within 30 days (within 10 Business Days with respect to an
     S&P) of the date of the Downgrade, enter into a "Qualifying Substitute
     Arrangement" (as defined below) to assure performance by Party A of its obligations under the Transactions. If Party A fails to enter into a
     Qualifying Substitute Arrangement pursuant to this provision, it shall be an Additional Termination Event in which Party A is the sole Affected
     Party.

          "Counterparty Ratings Requirement" means with respect to any entity, that either such entity or the Credit Support Provider providing Credit
     Support, has (i) (a) where such entity or its Credit Support Provider has only a long-term unsecured debt or shelf rating from Moody's, a Moody's long-term unsecured debt or shelf rating or counterparty rating of at least
     "A1" or (b) where such entity or its Credit Support Provider has both long-term and short-term unsecured debt or shelf ratings from Moody's, a
     Moody's unsecured debt or shelf rating or counterparty rating of at least
     "A2" (long-term) and at least "P-1" (short-term), and (ii) an S&P long-term unsecured debt rating or counterparty rating of at least "AA", and if a short-term rating has been provided, such rating shall be at least "A-1";
     and, notwithstanding the foregoing, if such entity or its Credit Support
     Provider has a Fitch short-term unsecured debt rating, such rating shall be at least "F1" and if such entity or its provider of Credit Support has a
     Fitch long-term unsecured debt rating, such rating shall be at least "A".

          "Credit Support" shall mean an unconditional letter of credit, guaranty, surety bond or insurance policy providing for prompt payment of the obligations of Party A and its successors under this Agreement, as amended from time to time, and all Transactions hereunder for their duration from a Credit Support Provider meeting the Counterparty Ratings
     Requirements, that is valid, binding and enforceable in accordance with its terms and in accordance with then current industry practice.

          "Qualifying Substitute Arrangement" shall mean one of the following arrangements satisfactory to Party B: (i) providing Credit Support to Party
     B and procure a Ratings Reaffirmation, where applicable or (ii) procuring a
     Replacement Transaction and a Ratings Reaffirmation, where applicable or
     (iii) satisfying any other remedy permitted by the applicable Rating Agency and procure a Ratings Reaffirmation, where applicable.

          "Ratings Reaffirmation" means a written acknowledgement from each applicable Rating Agency (with the exception of Moody's who shall be notified in writing at any time when a Ratings Reaffirmation is required to be procured), (i) the then current rating of the Notes will not be reduced notwithstanding the applicable Downgrade or applicable assignments, amendment, modification or waiver in respect of this Agreement, or (ii) the rating of the Notes in effect prior to a Downgrade will be reinstated to the rating in effect prior to the Downgrade.

          "Replacement Transaction" means a transaction, with a replacement counterparty meeting the Counterparty Ratings Requirement who, at no cost to Party B, shall assume Party A's position under this Agreement and all
     Transactions hereunder or replace all Transactions outstanding under this
     Agreement with Transactions between said replacement counterparty and Party
     B on identical terms.

(o)  DISCONTINUED AGENCY. If one of the foregoing credit rating agencies ceases to be in the business of rating Debt Securities and such business is not continued by a successor or assign of such agency (the "Discontinued
     Agency"), Party A and Party B shall jointly (i) select a
     nationally-recognized credit rating agency in substitution thereof and (ii)
     agree on the rating level issued by such substitute agency that is equivalent to the ratings specified herein of the Discontinued Agency, whereupon such substitute agency and equivalent rating shall replace the
     Discontinued Agency and the rating level thereof for the purposes of this
     Agreement. If at any time all of the agencies specified herein with respect to a party have become Discontinued Agencies and Party A and Party B have not previously agreed in good faith on at least one agency and equivalent rating in substitution for each Discontinued Agency and the applicable rating thereof, the Downgrade provisions of Part 1(m) shall cease to apply to the parties.

                                     PART 2

                               TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATION. For the purpose of Section 3(e) of this
     Agreement, Party A and Party B make the following representation:

     Not applicable.

(b)  PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
     Agreement, Party A and Party B make the representations specified below, if any:

     Not applicable.

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each Party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are: None.

(b)  Other documents to be delivered are:

PARTY REQUIRED                                                           DATE BY               COVERED BY
TO DELIVER                      FORM/DOCUMENT/                         WHICH TO BE           SECTION(3)(D)
DOCUMENTS                        CERTIFICATE                            DELIVERED            REPRESENTATION
--------------   ------------------------------------------   ----------------------------   --------------

Party A          A copy of the most recent annual report of   Upon request of the other            Yes
                 such party or its Credit Support Provider,   party.
                 as applicable, containing audited
                 consolidated financial statements for such
                 fiscal year certified by independent
                 certified public accountants and prepared
                 in accordance with generally accepted
                 accounting principles ("GAAP") in the
                 party's country of organization, or, in
                 lieu thereof, a copy of such party's most
                 recent Form 10-K as filed with the
                 Securities and Exchange Commission (if any
                 such statement is produced).

Party A & B      Evidence, reasonably satisfactory in form    At or promptly following the         Yes
                 and substance to the receiving party,        execution and delivery of
                 concerning the due execution and delivery    this Agreement and the
                 of this Agreement or any  Confirmation,      execution and delivery of
                 including, without limitation, signing       any Confirmation (if such
                 authority and specimen signatures for each   Confirmation so requires).
                 individual executing the Agreement and any
                 Confirmation).

Party B          Legal opinion in a form satisfactory to      Upon execution of the                 No
                 Party A.                                     Agreement.

                                     PART 4

                                  MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:
     Address for notices or communications to Party A:

     Address:   General Electric Capital Services, Inc.
                201 High Ridge Road
                Stamford, CT 06927

     Attention: Senior Vice President - Corporate Treasury and Global Funding
                Operations
     Telephone: 203-357-4000
     Facsimile: 203-357-4975

     Address for notices or communications to Party B:

                CEF EQUIPEMENT HOLDING, L.L.C.

     Address:   44 Old Ridgebury Road
                Danbury, CT 06810

     Attention: Capital Markets Operations
     Telephone: 203-796-5518
     Facsimile: 203-796-5554

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: Not applicable

     Party B appoints as its Process Agent: Not applicable

(c)  OFFICES. The provisions of Section 10(a) shall apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(b), Party A is not a
     Multibranch Party and Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent shall be Party A.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document: Not
     applicable.

(g)  CREDIT SUPPORT PROVIDER. With respect to Party A and Party B: none.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)  NETTING OF PAYMENTS. "Multiple Transaction Payment Netting" will not apply for the purpose of Section 2(c) of this Agreement to all Transactions (in each case starting from the date of this Agreement).

(j)  "AFFILIATE" will have the meaning specified in Section 14 provided that
     Party A and Party B shall not have, or be deemed to have, any Affiliates for purposes of this Agreement

(k)  ABSENCE OF LITIGATION. For the purpose of Section 3(c):

     "Specified Entity" means in relation to Party A: Not applicable.

     "Specified Entity" means in relation to Party B: Not applicable.

(l)  NO AGENCY. The provisions of Section 3(g) will apply to this Agreement.

(m)  ADDITIONAL REPRESENTATION will apply. For the purpose of Section 3 of this
     Agreement, the following will constitute an Additional Representation:

     (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that
     Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) or the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

     (iv) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section la(12) of the Commodity Exchange Act, as amended.

(n)  CONSENT TO RECORDING. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

                                     PART 5

                                OTHER PROVISIONS

(a)  RECOURSE AND RANKING. The obligations of Party B under this Agreement, and under any Transaction executed hereunder, are solely the obligations of
     Party B. No recourse shall be had for the payment of any amount owing in respect of any Transaction or any other obligation or claim arising out of or based upon this Agreement against any member, employee, officer, director or agent of Party B. Any accrued obligations owing by Party B under this Agreement and any Transaction shall be payable by Party B solely to the extent that funds are available therefor from time to time in accordance with the provisions of the Indenture; provided that such accrued obligations shall not be extinguished until paid in full. Notwithstanding any provisions contained in this Agreement to the contrary, Party B shall not be obligated to pay any amount pursuant to this Agreement unless Party
     B has received funds which may be used to make such payment in accordance with the Indenture.

(b)  LIMITATION OF DEFAULTS AND TERMINATION. Notwithstanding the terms of
     Sections 5 and 6 of this Agreement, Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of an Event of Default set forth in Section
     5(a)(i) or 5(a)(vii)(4) as amended above with respect to Party B as the
     Defaulting Party or a Termination Event set forth in Sections 5(b)(i) or
     5(b)(iii) of this Agreement with respect to Party A as the Affected Party.

(c)  NO BANKRUPTCY PETITION AGAINST THE COMPANY. Party A hereby covenants and agrees that, prior to the date which is one year and one day after all the
     Notes (or any rated securities) issued by Party B have been paid in full it will not institute against, or join any other Person in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the
     United States or any state of the United States.

(d)  ADDITIONAL TAX PROVISIONS. The definition of "Indemnifiable Tax" in Section
     14 of this Agreement is modified by adding the following at the end thereof:

          Notwithstanding the foregoing, "Indemnifiable Tax" also means any Tax imposed in respect of a payment under this Agreement by reason of a
          Change in Tax Law by a government or taxing authority of a Relevant
          Jurisdiction of the party making such payment, unless the other party is incorporated, organized, managed and controlled or considered to have its seat in such jurisdiction, or is acting for purposes of this
          Agreement through a branch or office located in such jurisdiction.

(e)  DEFINITIONS. Reference is hereby made to the 2000 ISDA Definitions (the
     "2000 Definitions"), as published by the International Swaps and
     Derivatives Association, Inc. ("ISDA"), which are hereby incorporated by reference herein and shall be deemed to be incorporated in each
     Confirmation hereunder, unless otherwise specified in a Confirmation. Any terms used and not otherwise defined herein which are contained in the 2000
     Definitions shall have the meaning set forth therein. Capitalized terms used and not otherwise defined herein or in the Agreement or the 2000
     Definitions (hereinafter defined) shall have the meanings assigned to them in the Indenture, dated as of November 20, 2007, among GE Equipment
     Midticket LLC, Series 2007-1 and The

     Bank of New York, as Indenture Trustee, as amended or supplemented from time to time (the "Indenture").

(f)  WAIVER OF CONTRACTUAL RIGHT OF SETOFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all contractual rights it may have to set off, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the two parties hereunder against any obligations between the two parties under any other agreements or otherwise. The words
     "and will be subject to Section 6(f)" in the third line of the first paragraph of Section 6(e) of this Agreement are deleted.

(g)  WAIVER OF RIGHT TO TRIAL BY JURY. Each party irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to trial by jury of any claim, demand or cause of action relating in any way to this
     Agreement or any Credit Support Document, whether sounding in contract or tort or otherwise, and agrees that either party may file a copy of this section with any court as evidence of the waiver of its jury trial rights.

(h)  CONDITIONS PRECEDENT. Section 2(a)(iii)(1) of the Agreement shall not apply to the obligations of Party A unless an Event of Default set forth in
     Sections 5(a)(i) or 5(a)(vii)(4) with respect to Party B has occurred and is continuing.

(i)  RATING AGENCY CONDITION. No assignments, amendment, modification or waiver in respect of this Agreement will be effective unless, in addition to meeting the requirements otherwise set forth herein, a written confirmation has been obtained from each applicable Rating Agency (with the exception of
     Moody's who shall be notified in writing prior to such assignment, amendment, modification or waiver in respect of this Agreement), confirming that the then current rating of the Notes will not be reduced as a result of such assignments, amendment, modification or waiver.

(j)  AMENDMENT TO INDENTURE. Party B agrees that it shall not amend, modify or waive any provisions in the Indenture without the consent of Party A if such amendment, modification or waiver would have a material adverse effect on Party A's rights under this Agreement.

(k)  PART 1(M). Party A acknowledges the various provisions set forth in Part
     1(m) hereof in connection with a Downgrade (as set forth therein). Party A agrees to act in good faith and in a commercially reasonable manner in this regard.

     Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                        GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CEF EQUIPMENT HOLDING, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: